UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_____________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)

September 30, 2009

____________________________

KODIAK ENERGY, INC.
(Exact name of registrant as specified in charter)

DELAWARE
(State or other Jurisdiction of Incorporation or Organization)

333-38558	833 4th Avenue S.W., Calgary, AB T2P 3T5 Canada	65-0967706
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

(403) 262-8044
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A amends and supplements the Report on Form 8-K filed by Kodiak Energy, Inc. (the “Company” or “Kodiak”)  on October 6, 2009, to include the financial statements and pro forma financial information required pursuant to Item 9.01 of Form 8-K. As previously reported, the registrant’s majority controlled subsidiary, Cougar Energy, Inc. (“Cougar”), completed an acquisition from an unrelated private company of wells, facilities and production operations in and adjacent to the CREEnergy project in Alberta, Canada (collectively, the “assets”) in consideration for cash and debt.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired

Audited Statement of Revenues, Royalties and Operating Costs of the Trout Properties for the nine months ended September 30, 2009 and the years ended December 31, 2008 and 2007 as required by this item 9.01(a) are included as Exhibit 99.1 to this Report on Form 8-K/A.

(b)	Pro forma financial information.

Unaudited condensed combined pro forma financial statements of Kodiak for the year ended December 31, 2008 and for the nine months ended September 30, 2009 are incorporated herein as required by this Item 9.01 (b) and are included as Exhibit 99.2 to this Report on Form 8-K/A.

(c) Exhibits.

99.1 Audited Statement of Revenues, Royalties and Operating Costs of the Trout Properties for the nine months ended September 30, 2009 and the years ended December 31, 2008 and 2007.

99.2 Unaudited condensed combined pro forma financial statements of Kodiak for the year ended December 31, 2008 and for the nine months ended September 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK ENERGY, INC.
(Registrant)

Date: December 16, 2009	By:	/s/ William S. Tighe William S. Tighe Chief Executive Officer & President